UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                November 9, 2004
                Date of Report (Date of earliest event reported)


                         CITIZENS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

        KENTUCKY                      0-20148                   61-1187135
(State of incorporation)      (Commission File Number)         (IRS Employer
                                                          Identification Number)


                             12910 SHELBYVILLE ROAD
                           LOUISVILLE, KENTUCKY 40243
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (502) 244-2420


                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 2.02    Results of Operations and Financial Condition

             The registrant's earnings press release dated November 9, 2004, reporting its third quarter 2004 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01    Financial Statements and Exhibits
             (c) Exhibits (furnished pursuant to Item 2.02)

             The registrant's earnings press release dated November 9, 2004, reporting its third quarter 2004 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   Citizens Financial Corporation
                             Registrant


Date: November 9, 2004                                    /s/ Len E. Schweitzer
                                                          ----------------------
                                                              Len E. Schweitzer
                                                                  Treasurer

                                INDEX TO EXHIBITS

         Exhibit
          Number            Description
           99.1             Earnings Press Release dated November 9, 2004